Exhibit 13.1

Certification by the Principal Executive Officer and Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Meihua International Medical Technologies Co., Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yulin Wang, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2022

By:	/s/ Yulin Wang
Name:	Yulin Wang
Title:	Chief Executive Officer and Interim Chief Financial Officer (Principal Executive Officer and Interim Principal Financial Officer)